SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   September 9, 2008

XODTEC GROUP USA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-1421528	06-182-8576
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 501 A, 5th Floor, No. 131, Sung Chang Road
Chung Shang District, Taipei City, Taiwan
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(ISSUER TELEPHONE NUMBER)

JJJ1, INC.
420 Lexington Avenue, Suite 2620
New York, NY 10170
(917) 332-7775
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

In this Form 8-K, references to “we,” “our,” “us,” “our company,” “JJJ1” or the “Registrant” refer to JJJ1, Inc., a Delaware corporation.

Item 1.01 Entry Into A Material Definitive Agreement

As more fully described in Item 2.01 below, Melanie Singer, our sole officer, director and shareholder (the “Seller”), was the beneficial owner of 100,000 shares representing 100% of the issued and outstanding shares of our company. The Seller sold 90,000 shares, which represented 90% of our issued and outstanding common stock, to Xodtec, Inc., with its principle business address at Room 501A, 5th Fl., No. 131, Sung Chang Rd., Chung Shang Dist., Taipei City, Taiwan (the “Purchaser”), in accordance with a Share Purchase and Option Agreement dated September 9, 2008 (the “Agreement”) by and among the Seller and the Purchaser. The close of the transaction (the "Closing") took place on September 9, 2008 (the “Closing Date”). On the Closing Date, pursuant to the terms of the Agreement, the Seller sold 90% of all the issued and outstanding shares (the “Shares”) to the Purchaser. In exchange, the Purchaser paid a purchase price of $5,000 (the “Purchase Price”) to the Seller, and an additional $30,000 to pay for all outstanding liabilities of the company (the “Liability Payment”) (collectively, the Purchase Price and the Liability Payment shall be referred to as the “Payment”).

In addition, pursuant to the terms of the Agreement, the Purchaser shall have the option to purchase the additional 10,000 shares of our issued and outstanding common stock for $25,000 upon certain conditions (the “Option Shares”) as disclosed in Item 2.01 below.

A copy of the Agreement is included as Exhibit 2.1 to this Current Report and is hereby incorporated by reference. All references to the Agreement and other exhibits to this Current Report are qualified, in their entirety, by the text of such exhibits. This transaction is discussed more fully in Section 2.01 of this Current Report. The information therein is hereby incorporated in this Section 1.01 by reference.

In connection with the Agreement, the Seller and the Purchaser also entered into a Debt Cancellation Agreement for cancelling all the outstanding notes and loans between the Seller and our company for $30,000 paid by the Purchaser. A copy of the Debt Cancellation Agreement is included as Exhibit 10.1 to this Current Report and is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

As described in Item 1.01 above, on September 9, 2008, pursuant to the terms of the Agreement, the Seller sold 90,000 shares which represented 90% of our issued and outstanding shares to the Purchaser; as consideration, the Purchaser paid $35,000 to the Seller, which included $5,000 as the Purchase Price and $30,000 Liability Payment. Also, the Purchaser has the option to purchase the additional 10,000 shares of our issued and outstanding common stock within 90 days from the Closing Date for an additional $25,000 upon certain conditions as follows:

•
If the Option Shares are not purchased by the Purchaser for any reason, then the Option Shares shall have piggyback registration rights for the Option Shares on the first registration statement that the Purchaser files with the Securities and Exchange Commission (“SEC”) after the Closing of the Agreement.

•
If the Option Shares are not registered within 9 months of the Closing, the Purchaser shall ensure that the Company files a registration statement with the SEC and has it declared effective within 12 months of the Closing by using its reasonable efforts.

•
If the Purchaser fails to meet either of these deadlines, the Purchaser shall issue an additional 1,500 Shares to the Seller per month (the “Penalty Shares”) until the registration statement has been filed and declared effective.

Finally, under the terms of the Agreement:

(1)	This Agreement shall be interpreted and governed in accordance with the laws of the State of New York.

(2)
The number of shares of our issued and outstanding common stock retained by the Seller shall be appropriately adjusted to take into account of any other stock split, stock dividend, reverse stock split, recapitalization, or similar changes including any issuances of shares which may occur within 2 years of the Closing, so that the Seller maintains a 10% interest in our company for 2 years of the Closing, unless the Purchaser has purchased the Option Shares as described above.

Item 5.01 Changes in Control of Registrant.

As explained more fully in Item 2.01, in connection with the Agreement, on September 9, 2008, the Seller sold 90,000 shares which represented 90% of our issued and outstanding shares to the Purchaser for $35,000. As such, immediately following the Closing, the Purchaser held 90% of the total combined voting power of all classes of our outstanding stock entitled to vote. Reference is made to the disclosures set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Closing of the transaction, Melanie Singer, our former President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors, resigned from these positions. Further, effective September 9, 2008, Yao-ting Su was appointed as our President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 9, 2008, in connection with the Closing of the transaction, Melanie Singer resigned as President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors. There were no disagreements between Melanie Singer and our company. Effective September 9, 2008, Yao-ting Su was appointed as our President, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors.

The business background description of the newly appointed officer and director is as follows:

Yao-ting Su, President, CEO, CFO and Chairman of the Board of Directors

Mr. Su has served as CEO with Xodtec, Inc. in Taiwan from 2005 to present. His main responsibility is to establish the business plan to expand the sales channels. Mr. Su is also a Managing Director with TargeTek, Inc. in Taiwan from 1997 to present. His responsibilities include business strategy and development analysis. From 1996 to 1997, Mr. Su was a Manager in Behavior Corporation in Taiwan with a staff of 20 with duties that included project and budget management. Mr. Su received his bachelor’s degree (major in English Literature and minor in Law) from Soochow University in 1996

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

In connection with the transaction, on September 10, 2008, we filed an Amendment to our Articles of Incorporation changing our name to “Xodtec Group USA, Inc.”

Item 8.01 Other Events.

Effective September 11, 2008, the new address for the business is Room 501 A, 5th Floor, No. 131, Sung Chang Road, Chung Shang District, Taipei City, Taiwan.

Item 9.01 Financial Statement and Exhibits.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit Number	Description

10.1	Share Purchase and Option Agreement by and between Melanie Singer and Xodtec, Inc. dated September 9, 2008
10.2	Debt Cancellation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Xodtec Group USA, Inc.

Dated: September 11, 2008	By: /s/ Yao-ting Su
Yao-ting Su
President, CEO, CFO and Chairman